SHAREHOLDERS' EQUITY	6 Months Ended
Sep. 30, 2022
SHAREHOLDERS' EQUITY
SHAREHOLDERS' EQUITY

Note 17 – SHAREHOLDERS’ EQUITY

Akso Health was established under the laws of the Cayman Islands on April 25, 2016. The authorized number of ordinary shares is 500,000,000 shares with par value of US$0.0001 each. As of September 30, 2022 and March 31, 2022 68,598,050 and 68,598,050 ordinary shares, respectively, were outstanding. On August 24, 2020, the Company amended the ratio of ADS representing its ordinary shares from one (1) ADS representing one (1) ordinary share to one (1) ADS representing three (3) ordinary shares. The change in the ADS ratio has the same effect as a one-for-three reverse ADS split. There was no change to our ordinary shares in connection with the change of the ADS ratio.

Private Placement

On August 9, 2021, the Company entered into a certain securities purchase agreement (the “SPA”) with certain “non-U.S. Persons” pursuant to which the Company agreed to sell an aggregate of 6,340,000 units at a price of US$1.58 per unit, each unit consisting of three ordinary shares of the Company, par value $0.0001 per share (“Share”) and a warrant to purchase three Shares with an initial exercise price of US$3.00, for an aggregate purchase price of approximately US$10.02 million (the “Offering”). On September 17, 2021, the transaction contemplated by the SPA was consummated when all the closing conditions of the SPA were satisfied. The net proceeds of approximately US$10.0 million from such Offering will be used by the Company for working capital and general corporate purposes.

The Warrants are exercisable immediately upon the date of issuance at an initial exercise price of $3.00, or for cash (the “Warrant Shares”). The Warrants may also be exercised on a cashless basis if at any time after the six-month anniversary of the issuance date, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares. The Warrants shall expire five years from its date of issuance. The Warrants are subject to customary anti-dilution provisions reflecting stock dividends and splits or other similar transactions.

Warrants

The Company accounts for the warrants issued in connection with the private placement in accordance with the guidance contained in ASC 815-40. The Company’s management has examined the warrants and determined that these warrants qualify for equity treatment in the Company’s financial statements.

As of September 30, 2022, the Company had 6,340,000 warrants outstanding to purchase 19,020,000 ordinary shares with weighted average exercise price of US$3.0 per warrant and remaining contractual lives of 4.0 year.

Following is a summary of the status of warrants outstanding and exercisable as of September 30, 2022:

		Weighted Average	Aggregate
	Warrants	Exercise Price	Intrinsic Value
Warrants outstanding, as of March 31, 2022	6,340,000	—	—
Issued	—	$3.0	—
Exercised	—	—	—
Expired	—	—	—
Warrants outstanding, as of September 30, 2022	6,340,000	$3.0	—
Warrants exercisable, as of September 30, 2022	6,340,000	$3.0	—